Exhibit 10.2(a)

7,551,317 Shares of

CHICAGO BRIDGE & IRON COMPANY N.V.

Common Stock (Euro 0.01 par value)

AMENDED AND RESTATED SALES AGENCY AGREEMENT

July 21, 2011

CREDIT AGRICOLE SECURITIES (USA) INC.

1301 Avenue of the Americas

New York, New York 10019

Ladies and Gentlemen:

Introductory. This Agreement, effective as of the date first set forth above, amends and restates and replaces in its entirety the Sales Agency Agreement dated as of August 18, 2009 (the “Prior Sales Agreement”), between CHICAGO BRIDGE & IRON COMPANY N.V., a company with limited liability organized and existing under the laws of The Netherlands, established in Amsterdam, having its corporate seat in The Hague and address at Oostduinlaan 75, 2596 JJ, The Hague, The Netherlands (the “Company”), and Credit Agricole Securities (USA) Inc., as sales agent (the “Agent”), pursuant to which the Company proposed to issue and sale up to 10,000,000 shares of the Company’s common stock, par value Euro 0.01 per share (the “Common Stock”), and pursuant to which 2,448,683 shares of Common Stock were issued and sold (the “Sold Units”) thereunder. The Company proposes to issue and sell from time to time through the Agent an offering of up to 7,551,317 shares (the “Shares”) of its Common Stock, by any method permitted by law deemed to be an “at-the-market” offering as defined in Rule 415 of the Securities Act (as defined below), including, without limitation, sales made directly on the New York Stock Exchange (the “NYSE”), on any other existing trading market for the Shares or to or through a market maker (the “ATM Program”).

It is understood and agreed by the parties hereto that: (a) the representations, warranties, agreements, indemnities and covenants applicable to the sale of the Sold Units are limited to those as set forth in the Prior Sales Agreement, and (b) that the Shares offered hereby and hereunder are not governed by, and are in addition to and do not include the Sold Units offered pursuant to, the Prior Sales Agreement.

The Company has prepared and filed with the Securities and Exchange Commission (the “Commission”) an automatic shelf registration statement on Form S-3 (File No. 333-160852), which contains a base prospectus (the “Base Prospectus”) to be used in connection with the public offering and sale of securities (the “Shelf Securities”), including the Shares, to be issued from time to time by the Company. Such registration statement, filed with the Commission under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (collectively, the “Securities Act”), including the financial statements, exhibits and schedules thereto and all documents incorporated or deemed to be incorporated by reference therein and any information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430B under the Securities Act or the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder (collectively, the “Exchange Act”), is called the “Registration Statement.” As used herein, the term “Prospectus” shall mean the prospectus supplement to the Base Prospectus that describes the Shares and the offering thereof pursuant to the ATM Program (the “Prospectus Supplement”), together with the Base Prospectus, in the form first used by the Agent to confirm sales of the Shares pursuant to the ATM Program or in the form first made available to the Agent by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act. As used herein, “Applicable Time” is 10:00 a.m. (New York time) on July 21, 2011. As used herein, “free writing prospectus” has the meaning set forth in Rule 405 under the Securities Act, and “Time of Sale Prospectus” means the Prospectus, as amended or supplemented immediately prior to the later to occur of (i) the Applicable Time and (ii) the Time of Sale (as defined below), together with the free writing prospectuses, if any, identified in Schedule I hereto. As used herein, the terms “Registration Statement,” “Base Prospectus,” “Prospectus Supplement,” “Time of Sale Prospectus” and “Prospectus” shall include the documents incorporated and deemed to be incorporated by reference therein. All references in this Agreement to amendments or supplements to the Registration Statement, the Base Prospectus, the Prospectus Supplement, the Time of Sale Prospectus or the Prospectus shall be deemed to mean and include the filing of any document under the Exchange Act which is or is deemed to be incorporated by reference in the Registration Statement, the Base Prospectus, the Prospectus Supplement, the Time of Sale Prospectus or the Prospectus, as the case may be. All references in this Agreement to (i) the Registration Statement, the Base Prospectus, the Prospectus Supplement or the Prospectus, or any amendments or supplements to any of the foregoing, shall include any copy thereof filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”) and (ii) the Prospectus shall be deemed to include the “electronic Prospectus” provided for use in connection with the offering of the Shares as contemplated by Section 5(p) of this Agreement. All references in this Agreement to financial statements and schedules and other information which are “contained,” “included” or “stated” in the Registration Statement, the Base Prospectus, the Prospectus Supplement, the Time of Sale Prospectus or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be.

The Company hereby confirms its agreements with the Agent as follows:

Section 1. Representations and Warranties.

The Company hereby represents, warrants and covenants to the Agent, as of the date of this Agreement and on each such time the following representations and warranties are repeated or deemed to be made pursuant to this Agreement, as follows:

(a) Compliance with Registration Requirements. (i) At the time of filing the Registration Statement, (ii) at the time of the most recent amendment to the Registration Statement for the purposes of complying with Section 10(a)(3) of the Securities Act (whether such amendment was by post-effective amendment, incorporated report filed pursuant to Section 13 or 15(d) of the Exchange Act or form of prospectus), (iii) at the time the Company or any person acting on its behalf (within the meaning, for this clause only, of Rule 163(c) under the Securities Act) made any offer relating to the Shares in reliance on the exemption of Rule 163 under the Securities Act, (iv) as of each time the Shares are sold pursuant to this Agreement (each, a “Time of Sale”), (v) at each Settlement Date (as defined below) and (vi) at all times during which a prospectus is required by the Securities Act to be delivered (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule) in connection with any offer or sale of the Shares (the “Delivery Period”), the Company was a “well-known seasoned issuer” as defined in Rule 405 under the Securities Act, including not having been an “ineligible issuer” as defined in Rule 405 under the Securities Act.

The Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405, which became effective on July 29, 2009. The Company has not received from the Commission any notice pursuant to Rule 401(g)(2) under the Securities Act objecting to the Company’s use of the automatic shelf registration form. No stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the best knowledge of the Company, are contemplated or threatened by the Commission.

At the time the Registration Statement was originally declared effective and at the time the Company’s Annual Report on Form 10-K for the year ended December 31, 2010 (the “Annual Report”) was filed with the Commission, the Company met the then applicable requirements for use of Form S-3 under the Securities Act. The Company meets the requirements for use of Form S-3 under the Securities Act specified in Conduct Rule 5110(b)(7)(C)(i) of the Financial Industry Regulatory Authority Inc. (“FINRA”).

The Prospectus when filed complied in all material respects with the Securities Act and, if filed by electronic transmission pursuant to EDGAR (except as may be permitted by Regulation S-T under the Securities Act), was identical to the copy thereof delivered to the Agent for use in connection with the offer and sale of the Shares. The Registration Statement and any post-effective amendment thereto, at the time it became or becomes effective, complied or will comply in all material respects with the Securities Act and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. As of the Applicable Time, the Time of Sale Prospectus did not, and at each Time of Sale and Settlement Date and at any such time this representation is repeated or deemed to be made pursuant to this Agreement, the Time of Sale Prospectus, as then amended or supplemented by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Prospectus, as amended or supplemented, as of its date, did not and will not contain any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the three immediately preceding sentences do not apply to statements in or omissions from the Registration Statement or any post-effective amendment thereto, or the Prospectus or the Time of Sale Prospectus, or any amendments or supplements thereto, made in reliance upon and in conformity with information relating to the Agent furnished to the Company in writing by the Agent expressly for use therein, it being understood and agreed that the only such information furnished by the Agent to the Company consists of the information described in Section 11(b) below.

At the earliest time after the filing of the Registration Statement that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Shares and as of the date of this Agreement, the Company was not and is not an “ineligible issuer” in connection with the offering of the Shares pursuant to Rules 164, 405 and 433 under the Securities Act. Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act. Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or behalf of or used or referred to by the Company complies or will comply in all material respects with the requirements of Rule 433 under the Securities Act, including timely filing with the Commission or retention where required and legending, and each such free writing prospectus, as of its issue date did not include any information that conflicted, conflicts with or will conflict with the information contained in the Registration Statement (as amended or supplemented as of such date), including any document incorporated by reference therein and any prospectus supplement deemed to be a part thereof that has not been superseded or modified. Except for the free writing prospectuses, if any, identified in Schedule I hereto, the Company has not prepared, used or referred to, and will not, without your prior consent, prepare, use or refer to, any free writing prospectus with respect to the ATM Program.

(b) Offering Materials Furnished to the Agent. The Company has delivered to the Agent one complete copy of the Registration Statement, each amendment thereto and of each consent and certificate of experts filed as a part thereof, and conformed copies of the Registration Statement, each amendment thereto, the Time of Sale Prospectus, the Prospectus, as amended or supplemented, and any free writing prospectus reviewed and consented to by the Agent, in such quantities and at such places as the Agent has reasonably requested.

(c) Distribution of Offering Material by the Company. The Company has not distributed and will not distribute, prior to the completion of the Agent’s distribution of the Shares, any offering material in connection with the offering and sale of the Shares other than a Time of Sale Prospectus, the Prospectus, any free writing prospectus reviewed and consented to by the Agent, or the Registration Statement.

(d) The Sales Agency Agreement. This Agreement has been duly authorized, executed and delivered by, and is a valid and binding agreement of, the Company, enforceable in accordance with its terms, except as rights to indemnification hereunder may be limited by applicable law and except as the enforcement hereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles.

(e) Corporate Records. All existing minute books of the Company and its subsidiaries, including all existing minutes of all meetings and actions of the board of directors (including Audit, Compensation, Nominating and Governance and other board committees) and stockholders of the Company through the date of the latest meeting and action (collectively, the “Corporate Records”) have been made available to the Agent and counsel to the Agent. All such Corporate Records are complete and accurate and accurately reflect, in all material respects, all transactions referred to in such Corporate Records. There are no material transactions, agreements or other actions of the Company and its subsidiaries that are not properly approved or recorded in the Corporate Records.

(f) Authorization of the Shares. The Shares have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by the Company pursuant to this Agreement, will be validly issued, fully paid and nonassessable, and the issuance and sale of the Shares is not subject to any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase the Shares.

(g) No Applicable Registration or Other Similar Rights. There are no persons with registration or other similar rights to have any equity or debt securities registered for sale under the Registration Statement or included in the offering contemplated by this Agreement.

(h) No Material Adverse Change. Except as otherwise disclosed in the Time of Sale Prospectus, subsequent to the respective dates as of which information is given in the Time of Sale Prospectus: (i) there has been no material adverse change, or any development that could reasonably be expected to result in a material adverse change, in the condition, financial or otherwise, or in the earnings, business or operations, whether or not arising from transactions in the ordinary course of business, of the Company and its subsidiaries, considered as one entity (any such change is called a “Material Adverse Change”); (ii) the Company and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business;

and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for dividends or distributions declared, paid or made by the Company or other subsidiaries, to or among or between the Company or any of its subsidiaries on or with respect to any class of capital stock or repurchase or redemption by the Company or any of its subsidiaries of any class of capital stock or otherwise.

(i) Independent Accountants. As of the Applicable Time, Ernst & Young LLP, who have expressed their opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) and supporting schedules filed with the Commission as a part of the Registration Statement and included in the Prospectus, are independent public or certified public accountants as required by the Securities Act and the Exchange Act.

(j) Preparation of the Financial Statements. The financial statements incorporated by reference in the Registration Statement or any Time of Sale Prospectus or Prospectus (each, an “Applicable Prospectus”) present fairly the consolidated financial position of the Company and its subsidiaries as of and at the dates indicated and the results of their operations and cash flows for the periods specified. The supporting schedules included in the Registration Statement present fairly the information required to be stated therein. Such financial statements and supporting schedules have been prepared in conformity with generally accepted accounting principles as applied in the United States applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. No other financial statements or supporting schedules are required under the Securities Act to be included in the Registration Statement or any Applicable Prospectus.

(k) Company’s Accounting System. The Company and each of its subsidiaries make and keep accurate books and records and maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Since December 31, 2008, there has not been and is no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and since December 31, 2010, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(l) Incorporation and Good Standing of the Company and its Subsidiaries. Each of the Company and its subsidiaries has been duly incorporated or organized, as the case may be, and is validly existing as a corporation, partnership or limited liability company, as applicable, in good standing under the laws of the jurisdiction of its incorporation or organization except where the failure to do so would not reasonably be expected to cause a Material Adverse Change, and has the power and authority (corporate or other) to own, lease and operate its properties and to conduct its business as described in each Applicable Prospectus and, in the case of the Company, to enter into and perform its obligations under this Agreement. Each of the Company and each subsidiary (for the purposes of this Agreement, “subsidiaries” shall mean the subsidiaries listed on Exhibit 21 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, as amended by Amendment No. 1 on Form 10-K/A filed on March 31, 2011, and “subsidiary” shall mean any one of them) is duly qualified as a foreign corporation, partnership or limited liability company, as applicable, to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business except where the failure to do so would not reasonably be expected to cause a Material Adverse Change. All of the issued and outstanding capital stock or other equity or ownership interests of each subsidiary have been duly authorized and validly issued, are fully paid and nonassessable and are owned by the Company, directly or through subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance or adverse claim. The Company does not own or control, directly or indirectly, any corporation, association or other entity other than (i) the subsidiaries listed in Exhibit 21 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010, as amended by Amendment No. 1 on Form 10-K/A filed on March 31, 2011, and (ii) such other entities omitted from Exhibit 21 which, when such omitted entities are considered in the aggregate as a single subsidiary, would not constitute a “significant subsidiary” within the meaning of Rule 1-02(w) of Regulation S-X.

(m) Capitalization and Other Capital Stock Matters. The authorized, issued and outstanding capital stock of the Company is as set forth in each Applicable Prospectus as of the dates referred to therein. The Common Stock of the Company (including the Shares) conform in all material respects to the description thereof contained in the Time of Sale Prospectus. All of the issued and outstanding common stock of the Company (including the Shares) have been duly authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with federal and state securities laws. None of the outstanding common stock of the Company (including the Shares) was issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase, or equity or debt securities convertible into or exchangeable or exercisable for, any capital stock of the Company or any of its subsidiaries other than those accurately described in each Applicable Prospectus. The description of the Company’s stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, set forth in each Applicable Prospectus accurately and fairly presents the information required to be shown with respect to such plans, arrangements, options and rights.

(n) Dividend Restrictions. Except as set forth on Schedule III, no subsidiary of the Company is prohibited or restricted, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to such subsidiary’s equity securities or from repaying to the Company or any other subsidiary of the Company any amounts that may from time to time become due under any loans or advances to such subsidiary from the Company or from transferring any property or assets to the Company or to any other subsidiary.

(o) Stock Exchange Listing; Exchange Act Registration; Shareholder Approval. The Common Stock (including the Shares) is registered pursuant to Section 12(g) of the Exchange Act and are listed on the NYSE, and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock (including the Shares) under the Exchange Act or delisting the Common Stock (including the Shares) from the NYSE, nor has the Company received any notification that the Commission or the NYSE is contemplating terminating such registration or listing. The Company is in compliance with all applicable corporate governance requirements of the NYSE that are currently in effect. No approval of the shareholders of the Company under the rules and regulations of the NYSE is required for the Company to issue and deliver the Shares pursuant to this Agreement. Any certificate signed by or on behalf of the Company by an authorized representative and delivered to the Agent or to counsel for the Agent shall be deemed to be a representation and warranty by the Company to the Agent as to the matters covered thereby.

(p) Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws, partnership agreement or operating agreement or similar organizational document, as applicable,

(ii) in default (or, with the giving of notice or lapse of time, would be in default) (“Default”) under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which the Company or any of its subsidiaries is a party or by which it or any of them may be bound (including, without limitation, any credit agreement, indenture, pledge agreement, security agreement or other instrument or agreement evidencing, guaranteeing, securing or relating to indebtedness of the Company or any of its subsidiaries ), or to which any of the property or assets of the Company or any of its subsidiaries is subject (each, an “Existing Instrument”), or (iii) in violation in any respect of any statute, law, rule, regulation, ordinance, judgment, order or decree of any court, regulatory body, administrative agency, governmental body, arbitrator or other authority having jurisdiction over the Company or its subsidiaries, or any of their properties, as applicable, except with respect to clauses (ii) and (iii), for any violations, breaches or Defaults as would not, individually or in the aggregate, result in a Material Adverse Change. The Company’s execution, delivery and performance of this Agreement, consummation of the transactions contemplated hereby and by each Applicable Prospectus and the issuance and sale of the Shares (i) have been duly authorized by all necessary corporate action and will not result in any violation of the provisions of the charter or by-laws, partnership agreement or operating agreement or similar organizational document of the Company or any subsidiary, as applicable, (ii) will not conflict with or constitute a breach of, or Default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, or require the consent of any other party to, any Existing Instrument and (iii) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company or any subsidiary. No consent, approval, authorization or other order of, or registration or filing with, any court or other governmental or regulatory authority or agency, is required for the Company’s execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby and by each Applicable Prospectus, except such as have been obtained or made by the Company and are in full force and effect under the Securities Act, applicable state securities or blue sky laws.

(q) No Material Actions or Proceedings. There are no legal or governmental actions, suits or proceedings pending or, to the best of the Company’s knowledge, threatened (i) against or affecting the Company or any of its subsidiaries, (ii) which have as the subject thereof any officer or director of, or property owned or leased by, the Company or any of its subsidiaries or (iii) relating to environmental or discrimination matters, where in any such case (A) there is a reasonable possibility that such action, suit or proceeding might be determined adversely to the Company, such subsidiary or such officer or director, or (B) any such action, suit or proceeding, if so determined adversely, would reasonably be expected to result in a Material Adverse Change or adversely affect the consummation of the transactions contemplated by this Agreement. No material labor dispute with the employees of the Company or any of its subsidiaries exists or, to the best of the Company’s knowledge, is threatened or imminent.

(r) Intellectual Property Rights. The Company and its subsidiaries own or possess sufficient trademarks, trade names, patent rights, copyrights, domain names, licenses, approvals, trade secrets and other similar rights (collectively, “Intellectual Property Rights”) reasonably necessary to conduct their businesses as now conducted; and the expected expiration of any of such Intellectual Property Rights would not result in a Material Adverse Change. Neither the Company nor any of its subsidiaries has received, or has any reason to believe that it will receive, any notice of infringement or conflict with asserted Intellectual Property Rights of others, except for such notices as would not reasonably be expected to cause a Material Adverse Change. The Company is not a party to or bound by any options, licenses or agreements with respect to the Intellectual Property Rights of any other person or entity that are required under the Securities Act to be set forth in the Prospectus and are not described therein. To the knowledge of the Company, none of the technology employed by the Company or any of its subsidiaries has been obtained or is being used by the Company or any of its subsidiaries in violation of any contractual obligation binding on the Company or any of its subsidiaries or, to the Company’s knowledge, any of its or its subsidiaries’ officers, directors or employees or otherwise in violation of the rights of any persons, except as would not reasonably be expected to cause a Material Adverse Change.

(s) All Necessary Permits, etc. The Company and each subsidiary possess such valid and current certificates, authorizations or permits issued by the appropriate state, federal, municipal or foreign regulatory agencies or bodies necessary to conduct their respective businesses except for those that the failure to have would not reasonably be expected to cause a Material Adverse Change, and neither the Company nor any subsidiary has received, or has any reason to believe that it will receive, any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, could result in a Material Adverse Change.

(t) Title to Properties. The Company and each of its subsidiaries has good and marketable title to all of the real and personal property and other assets reflected as owned in the financial statements referred to in Section 1(j) above (or elsewhere in any Applicable Prospectus), in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, adverse claims and other defects, except such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company or such subsidiary. The real property, improvements, equipment and personal property held under lease by the Company or any subsidiary are held under valid and enforceable leases, with such exceptions as are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company or such subsidiary.

(u) Tax Law Compliance. The Company and its subsidiaries have filed all necessary federal, state and foreign income and franchise tax returns and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them. The Company has made such charges, accruals and reserves in the applicable financial statements referred to in Section 1(j) above as are required by generally accepted accounting principles in the United States in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of the Company or any of its subsidiaries has not been finally determined.

(v) Company Not an “Investment Company”. The Company has been advised of the rules and requirements under the Investment Company Act of 1940, as amended (the “Investment Company Act”). The Company is not, and will not be, either after receipt of payment for the Shares or after the application of the proceeds therefrom as described under “Use of Proceeds” in each Applicable Prospectus, an “investment company” within the meaning of Investment Company Act and will conduct its business in a manner so that it will not become subject to the Investment Company Act.

(w) Insurance. Each of the Company and its subsidiaries are insured by recognized, financially sound and reputable institutions with policies in such amounts and with such deductibles and covering such risks as are generally deemed adequate and customary for their businesses. The Company has no reason to believe that it or any subsidiary will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Change. Neither of the Company nor any subsidiary has been denied any insurance coverage which it has sought or for which it has applied.

(x) No Price Stabilization or Manipulation; Compliance with Regulation M. The Company has not taken, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Stock or any other “reference security” (as defined in Rule 100 of Regulation M under the 1934 Act (“Regulation M”)) whether to facilitate the sale or resale of the Shares or otherwise, and has taken no action which would directly or indirectly violate Regulation M.

(y) Related Party Transactions. There are no business relationships or related-party transactions involving the Company or any of its subsidiaries or any other person required under the Securities Act to be described in each Applicable Prospectus which have not been described as required.

(z) Compliance with Laws. The Company has not been advised, and has no reason to believe, that it and each of its subsidiaries are not conducting business in compliance with all applicable laws, rules and regulations of the jurisdictions in which it is conducting business, except where failure to be so in compliance would not result in a Material Adverse Change.

(aa) Exchange Act Compliance. The documents incorporated or deemed to be incorporated by reference in the Time of Sale Prospectus and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the Exchange Act, and, when read together with the other information in the Time of Sale Prospectus and Prospectus, at the time the Registration Statement and any amendments thereto become effective and on each such time the following representations and warranties are repeated or deemed to be made pursuant to this Agreement, as the case may be, after giving effect to the latest amendments or supplements to the Registration Statement, Time of Sale Prospectus or Prospectus, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(bb) Sarbanes-Oxley Compliance. The Company is in compliance with all applicable provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder or implementing the provisions thereof (the “Sarbanes-Oxley Act”) that are currently in effect.

(cc) FINRA Matters. All of the information provided to the Agent or to counsel for the Agent by the Company in connection with letters, filings or other supplemental information provided to FINRA pursuant to FINRA’s Rule 5110, 5190 or 5121 is true, complete and correct.

(dd) Statistical and Market-Related Data. The statistical, demographic and market-related data included in the Registration Statement and each Applicable Prospectus are based on or derived from sources that the Company believes to be reliable and accurate or represent the Company’s good faith estimates that are made on the basis of data derived from such sources.

(ee) Disclosure Controls and Procedures; Deficiencies in or Changes to Internal Control Over Financial Reporting. The Company has established and maintains disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)), which (i) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared; (ii) have been evaluated by management of the Company for effectiveness as of the end of the Company’s most recent fiscal quarter; and (iii) are effective in all material respects to perform the functions for which they were established. The Company is not aware of (i) any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting. The Company is not aware of any change in its internal control over financial reporting that has occurred during its most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(ff) Compliance with Environmental Laws. Except as described in each Applicable Prospectus and except as would not, singly or in the aggregate, result in a Material Adverse Change, (i) neither the Company nor any of its subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (ii) the Company and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (iii) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its subsidiaries and (iv) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its subsidiaries relating to Hazardous Materials or any Environmental Laws.

(gg) Periodic Review of Costs of Environmental Compliance. In the ordinary course of its business, the Company conducts a periodic review of the effect of Environmental Laws on the business, operations and properties of the Company and its subsidiaries, in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such review and the amount of its established reserves, the Company has reasonably concluded that such associated costs and liabilities would not, individually or in the aggregate, result in a Material Adverse Change.

(hh) ERISA Compliance. The Company and its subsidiaries and any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by the Company, its subsidiaries or their “ERISA Affiliates” (as defined below) are in compliance with ERISA, except for such non-compliance as would not be reasonably expected to cause a Material Adverse Change. “ERISA Affiliate” means, with respect to the Company or a subsidiary, any member of any group of organizations described in Sections 414(b),(c),(m) or (o) of the Internal Revenue Code of 1986, as amended, and the regulations and published interpretations thereunder (the “Code”) of which the Company or such subsidiary is a member. No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates. No “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates, if such “employee benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA). Neither the Company, its subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee benefit plan” or (ii) Sections 412, 4971, 4975 or 4980B of the Code. Each “employee benefit plan” established or maintained by the Company, its subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

(ii) Brokers. Except for the sales agency discounts and commissions payable to the Agent as described in the Time of Sale Prospectus and the Prospectus, there is no broker, finder or other party that is entitled to receive from the Company any brokerage or finder’s fee or other fee or commission as a result of any transactions contemplated by this Agreement.

(jj) Foreign Corrupt Practices Act. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or other person acting on behalf of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that has resulted or would result in a violation of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; and the Company and its subsidiaries and, to the knowledge of the Company, the Company’s affiliates have conducted their respective businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(kk) Money Laundering Laws. The operations of the Company and its subsidiaries are, and have been conducted at all times, in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar applicable rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(ll) OFAC. Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee, affiliate or person acting on behalf of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of this offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

Any officers’ certificate delivered by the Company pursuant to Section 8(f)(ii) shall be deemed a representation and warranty by the Company to the Agent as to the matters covered thereby.

The Company acknowledges that the Agent and, for purposes of the opinions to be delivered pursuant to Section 8 hereof, counsel to the Company and counsel to the Agent, will rely upon the accuracy and truthfulness of the foregoing representations and hereby consents to such reliance.

Section 2. Sale and Delivery of the Shares.

On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and the Agent agree that the Company may from time to time seek to sell Shares through the Agent, acting as sales agent as follows:

(a) The Company may submit its orders to the Agent by telephone or email (or other method mutually agreed upon by the parties) (including any price, time or size limits or other customary parameters or conditions) (a “Sales Notice”) to sell Shares on any Trading Day (as defined herein) which order shall be confirmed by the Agent (and accepted by the Company) by electronic mail using a form substantially similar to that attached hereto as Exhibit A. As used herein, “Trading Day” shall mean any trading day on the NYSE, other than a day on which the NYSE is scheduled to close prior to its regular weekday closing time. Each Sales Notice shall be effective until (i) the Shares specified in such Sales Notice have been sold, (ii) the Company suspends or terminates such Sales Notice or (iii) this Agreement terminates for any reason.

(b) Subject to the terms and conditions hereof, the Agent shall use its commercially reasonable efforts consistent with its normal trading and sales practices to execute any Company order to sell Shares submitted to it hereunder and with respect to which the Agent has agreed to act as sales agent. The Agent may sell Shares by any method permitted by law deemed to be an “at-the-market” offering as defined in Rule 415 of the Securities Act, including, without limitation, sales made directly on the NYSE, on any other existing trading market for the Shares or to or through a market maker. The Company acknowledges and agrees that (i) there can be no assurance that the Agent will be successful in selling the Shares, (ii) the Agent will incur no liability or obligation to the Company or any other person or entity if it does not sell Shares for any reason except as a result of an act or failure to act undertaken or omitted to be taken by the Agent through its gross negligence or willful misconduct, and (iii) the Agent shall be under no obligation to purchase Shares on a principal basis pursuant to this Agreement.

(c) The Agent hereby covenants and agrees not to make any sales of the Shares on behalf of the Company other than as permitted by the terms of this Agreement and in compliance with the applicable Sales Notice.

(d) The Company shall not authorize the issuance and sale of, and the Agent shall not sell, any Share at a price lower than the minimum price therefor designated by the Company pursuant to Section 2(a) above and in the applicable Sales Notice. In addition, the Company or the Agent may, upon notice to the other party hereto by telephone (confirmed promptly by email or facsimile), suspend an offering of the Shares pursuant to this Agreement; provided, however, that such suspension or termination shall not affect or impair the parties’ respective obligations with respect to the Shares sold hereunder prior to the receipt of such notice.

(e) The Agent shall provide written confirmation (which may be by facsimile or email) to the Company following the close of trading on the NYSE each day in which Shares are sold under this Agreement setting forth (i) the amount of Shares sold on such day, (ii) the gross offering proceeds received from such sale and (iii) the commission payable by the Company to the Agent with respect to such sales.

(f) At each Time of Sale, Settlement Date and Representation Date (as defined below), the Company shall be deemed to have affirmed each representation and warranty contained in this Agreement. Any obligation of the Agent to use its commercially reasonable efforts to sell the Shares on behalf of the Company as sales agent shall be subject to the continuing accuracy of the representations and warranties of the Company herein, to the performance by the Company of its obligations hereunder and to the continuing satisfaction of the additional conditions specified in Section 8 of this Agreement.

(g) Notwithstanding any other provision of this Agreement, the Company and the Agent agree that no sales of Shares shall take place, the Company shall not request the sales of any Shares that would be sold and the Agent shall not be obligated to sell or offer to sell, during any period in which the Company’s insider trading policy, a copy of which has been provided to the Agent, as it exists on the date of this Agreement and including any amendments or supplements made thereto from time to time, copies of which shall be provided to the Agent, regardless of whether still in effect, would prohibit the purchase or sale of common stock of the Company by persons subject to such policy, or during any other period in which the Company is in possession of material non-public information.

(h) While under the law of The Netherlands and the Company’s Articles of Association the Common Stock may be issued with a preemptive right to subscribe to an issue of Common Stock, pursuant to rights granted by the Company by its shareholders to issue Common Stock without such preemptive right, all Shares issued pursuant to this Agreement shall be issued excluding any preemptive rights.

Section 3. Fees.

The fee payable to the Agent for sales of the Shares with respect to which the Agent acts as sales agent hereunder shall be equal to 1.85% of the gross offering proceeds of such Shares and deducted from the gross proceeds of any sales of such Shares prior to payment to the Company of the net proceeds from the sale of such Shares.

Section 4. Payment, Delivery and Other Obligations.

Settlement for sales of the Shares pursuant to this Agreement will occur on the third Trading Day (or such earlier day as is industry practice for regular-way trading) following the date on which such sales are made (each such day, a “Settlement Date”). On or prior to each Settlement Date, the Shares sold through the Agent for settlement on such date shall be issued and delivered by the Company to an account designated by the Agent at The Depository Trust Company or by such other means of delivery as may be mutually agreed upon by the parties thereto. On or prior to each Settlement Date, the Agent will deliver the net proceeds from the sale of such Shares to an account designated by the Company. Settlement for all such Shares shall be effected by free delivery of the Shares by the Company or its transfer agent to the Agent’s account or its designee’s account (provided that the Agent shall have given the Company written notice of such designee prior to the Settlement Date) at The Depository Trust Company or by such other means of delivery as may be mutually agreed upon by the parties hereto, which in all cases shall be freely tradable, transferable, registered shares in good deliverable form, in return for payment in same day funds delivered to the account designated by the Company. If the Company, or its transfer agent (if applicable), shall default on its obligation to deliver the Shares on any Settlement Date, the Company shall (i) hold the Agent harmless against any loss, claim, damage, or expense (including reasonable legal fees and expenses), as incurred, arising out of or in connection with such default by the Company and (ii) pay the Agent any commission, discount or other compensation to which it would otherwise be entitled absent such default.

Section 5. Additional Covenants.

The Company further covenants and agrees with the Agent as follows:

(a) Commission Filing Fees. The Company agrees to pay the required Commission filing fees relating to the Shares within the time required by Rule 456(b)(1) under the Securities Act and otherwise in accordance with the Rules 456(b) and 457(r) under the Securities Act.

(b) Delivery of Registration Statement, Time of Sale Prospectus and Prospectus. The Company shall furnish to you, without charge, copies of the Registration Statement, any amendments thereto and shall furnish to you in New York City, without charge, (i) prior to 10:00 a.m. New York City time on the business day next succeeding the date of this Agreement and (ii) as soon as practicable during the period mentioned in Section 5(g) or 5(h) below, as many copies of the Time of Sale Prospectus, the Prospectus and any supplements and amendments thereto or to the Registration Statement as you may reasonably request; provided, that the Company shall not be required to furnish any document incorporated into the Prospectus or the Time of Sale Prospectus to the extent such document is available on EDGAR. In case the Agent is required to deliver, under the Securities Act (whether physically or through compliance with Rule 172 under the Securities Act or any similar rule), a prospectus relating to the Shares after the nine-month period referred to in Section 10(a)(3) of the Securities Act, or after the time a post-effective amendment to the Registration Statement is required pursuant to Item 512(a) of Regulation S-K under the Securities Act, upon the request of the Agent, and at its own expense, the Company shall prepare and deliver to the Agent as many copies as the Agent may reasonably request of an amended Registration Statement or amended or supplemented prospectus complying with Item 512(a) of Regulation S-K or Section 10(a)(3) of the Securities Act, as the case may be; provided, that the Company shall not be required to furnish any document incorporated into Registration Statement, the Prospectus or the Time of Sale Prospectus to the extent such document is available on EDGAR.

(c) Agent’s Review of Proposed Amendments and Supplements. Prior to amending or supplementing the Registration Statement, the Time of Sale Prospectus or the Prospectus (other than any amendment or supplement through incorporation by reference of any report filed under the Exchange Act), the Company shall furnish to the Agent for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of each such proposed amendment or supplement, and will file with the Commission within the applicable period specified in Rule 424(b) under the Securities Act any prospectus required to be filed pursuant to such Rule. If the Agent objects thereto, the Agent may cease making sales of Shares pursuant to this Agreement.

(d) Free Writing Prospectuses. The Company shall furnish to the Agent for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of each proposed free writing prospectus or any amendment or supplement thereto to be prepared by or on behalf of, used by, or referred to by the Company and the Company shall not file, use or refer to any proposed free writing prospectus or any amendment or supplement thereto without the Agent’s consent, such consent not to be unreasonably withheld or delayed. The Company shall furnish to the Agent, without charge, as many copies of any free writing prospectus prepared by or on behalf of, or used by the Company, as the Agent may reasonably request. If at any time when a prospectus is required by the Securities Act (including, without limitation, pursuant to Rule 173(d)) to be delivered in connection with sales of the Shares (but in any event if at any time during the Delivery Period) there occurred or occurs an event or development as a result of which any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company conflicted or would conflict with the information contained in the Registration Statement or included or would include an untrue statement of a material fact or omitted or would omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at that subsequent time, not misleading, the Company shall promptly amend or supplement such free writing prospectus to eliminate or correct such conflict or so that the statements in such free writing prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances prevailing at such subsequent time, not misleading, as the case may be; provided, however, that prior to amending or supplementing any such free writing prospectus, the Company shall furnish to the Agent for review, a reasonable amount of time prior to the proposed time of filing or use thereof, a copy of such proposed amended or supplemented free writing prospectus. If the Agent objects thereto, the Agent may cease making sales of Shares pursuant to this Agreement.

(e) Filing of Agent Free Writing Prospectuses. The Company shall not take any action that would result in the Agent or the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Agent that the Agent otherwise would not have been required to file thereunder.

(f) Amendments and Supplements to Time of Sale Prospectus. If the Time of Sale Prospectus is being used to solicit offers to buy the Shares at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus so that the Time of Sale Prospectus does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when delivered to a prospective purchaser, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts in any material respect with the information contained in the Registration Statement, or if, in the opinion of counsel for the Agent, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, including the Securities Act, the Company shall (subject to Sections 5(c) and 5(d)) forthwith prepare, file with the Commission and furnish, at its own expense, to the Agent and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when delivered to a prospective purchaser, not misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict in any material respect with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with applicable law including the Securities Act (provided that the only remedy the Agent shall have with respect to the failure by the Company to make any such filing, other than as set forth in Section 11 hereof, shall be to cease making sales of Shares pursuant to this Agreement). Until such time as the Company makes the relevant filing described above, the Agent may cease making sales of Shares pursuant to this Agreement.

(g) Securities Act Compliance. After the date of this Agreement and during the Delivery Period, the Company shall promptly advise the Agent in writing (i) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission, (ii) of the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to the Time of Sale Prospectus, any free writing prospectus or the Prospectus, (iii) of the time and date that any post-effective amendment to the Registration Statement becomes effective and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any amendment or supplement to the Time of Sale Prospectus or the Prospectus or of any order preventing or suspending the use of the Time of Sale Prospectus, any free writing prospectus or the Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation the Shares from any securities exchange upon which they are listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes. Until such time as any stop order is lifted, the Agent may cease making Sales under this Agreement. Additionally, the Company agrees that it shall comply with the provisions of Rule 424(b), Rule 433 and Rule 430A, as applicable, under the Securities Act and will use its reasonable efforts to confirm that any filings made by the Company under such Rule 424(b) or Rule 433 were received in a timely manner by the Commission. If, after the date of this Agreement, the Company receives notice pursuant to Rule 401(g)(2) under the Securities Act from the Commission or otherwise ceases to be eligible to use the automatic shelf registration form, the Company shall promptly advise the Agent in writing of such notice or ineligibility.

(h) Amendments and Supplements to the Prospectus and Other Securities Act Matters. If any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Prospectus so that the Prospectus, as then amended or supplemented, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, not misleading, or if in the opinion of the Agent or counsel for the Agent it is otherwise necessary to amend or supplement the Prospectus to comply with applicable law, including the Securities Act, the Company agrees (subject to Section 5(c) and 5(d)) to promptly prepare, file with the Commission and furnish at its own expense to the Agent and to dealers, amendments or supplements to the Prospectus so that the statements in the Prospectus as so amended or supplemented will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus, as amended or supplemented, will comply with applicable law including the Securities Act (provided that the only remedy the Agent shall have with respect to the failure by the Company to make any such filing, other than as set forth in Section 11 hereof, shall be to cease making sales of Shares pursuant to this Agreement). Neither the Agent’s consent to, or delivery of, any such amendment or supplement shall constitute a waiver of any of the Company’s obligations under Sections 5(c) or 5(d). In addition, the Company agrees to file on or before their respective due dates all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for the duration of the Delivery Period. For the duration of the Delivery Period, the Company agrees (i) to include in its quarterly reports on Form 10-Q, and its annual reports on 10-K, a summary detailing, for the relevant reporting period, (1) the number of Shares sold through the Agent pursuant to this Agreement, (2) the net proceeds received by the Company from such sales and (3) the compensation paid by the Company to the Agent with respect to such sales or alternatively, (ii) to prepare a prospectus supplement or in such other filing permitted by the Securities Act or Exchange Act (each an “Interim Prospectus Supplement”) with such summary information and, at least once a quarter and subject this Section 5, file such Interim Prospectus Supplement pursuant to Rule 424(b) under the Securities Act (and within the time periods required by Rule 424(b) and Rules 430A, 430B or 430C under the Securities Act)).

(i) Blue Sky Compliance. The Company shall cooperate with the Agent and counsel for the Agent to qualify or register the Shares for sale under (or obtain exemptions from the application of) the state securities or blue sky laws or the provincial securities laws of Canada of those jurisdictions designated by the Agent, shall comply with such laws and shall continue such qualifications, registrations and exemptions in effect so long as required for the distribution of the Shares, provided that in the opinion of the Agent’s counsel, such qualification or registration is required for the issuance, sale and delivery of the Shares. The Company shall not be required to qualify as a foreign corporation or to take any action that would subject it to general service of process in any such jurisdiction where it is not presently qualified or where it would be subject to taxation as a foreign corporation. The Company will advise the Agent promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Shares for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose.

(j) Use of Proceeds. The Company shall apply the net proceeds from the sale of the Shares sold by it in the manner described under the caption “Use of Proceeds” in each Applicable Prospectus.

(k) Transfer Agent. The Company shall engage and maintain, at its expense, a registrar and transfer agent for the Shares.

(l) Earnings Statement. As soon as practicable, but in any event no later than fifteen months after the date of this Agreement, the Company will make generally available to its security holders and to the Agent an earnings statement (which need not be audited) covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the date of this Agreement which shall satisfy the provisions of Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder. Agent acknowledges and agrees that the Company’s normal periodic filings pursuant to the Securities Exchange Act of 1934 will satisfy this obligation.

(m) Periodic Reporting Obligations. The Company shall file, on a timely basis, with the Commission and the NYSE all reports and documents required to be filed under the Exchange Act.

(n) Exchange Act Compliance. During the Delivery Period, the Company shall file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act in the manner and within the time periods required by the Exchange Act.

(o) Listing. The Company will use its commercially reasonable best efforts to maintain the listing of the Shares on the NYSE during the term of this Agreement.

(p) Company to Provide Copy of the Prospectus in Form That May be Downloaded from the Internet. The Company shall cause to be prepared and delivered, at its expense, on or before the date of the initial Sales Notice under this Agreement, to the Agent an “electronic Prospectus” to be used by the Agent in connection with the offering and sale of the Shares. As used herein, the term “electronic Prospectus” means a form of Time of Sale Prospectus, and any amendment or supplement thereto (excluding any documents incorporated by reference therein), that meets each of the following conditions: (i) it shall be encoded in an electronic format, satisfactory to the Agent, that may be transmitted electronically by the Agent to offerees and purchasers of the Shares; and (ii) it shall disclose the same information as the paper Time of Sale Prospectus, except to the extent that graphic and image material cannot be disseminated electronically, in which case such graphic and image material shall be replaced in the electronic Prospectus with a fair and accurate narrative description or tabular representation of such material, as appropriate. The Company hereby confirms that it has included or will include in the Prospectus filed pursuant to EDGAR or otherwise with the Commission an undertaking that, upon receipt of a request by an investor or his or her representative, the Company shall transmit or cause to be transmitted promptly, without charge, a paper copy of the Time of Sale Prospectus.

(q) Agreement Not to Offer or Sell Additional Shares. During the period commencing on and including the date hereof and ending on and including the earlier to occur of (x) the sale of all Shares being offered pursuant to this Agreement and (y) the termination of this Agreement (as the same may be extended as described below, the “Lock-up Period”), the Company will not, without the prior written consent of the Agent (which consent may be withheld at the sole discretion of the Agent), sell or otherwise dispose of any shares of its Common Stock (other than the Shares) or securities convertible into or exchangeable for the Company’s Common Stock, warrants or any rights to purchase or acquire, Common Stock during the period commencing on the Trading Day immediately prior to the date on which any Sales Notice is delivered to the Agent hereunder and ending on the fifth Trading Day immediately following the final Settlement Date with respect to Shares sold pursuant to such Sales Notice (or, if the Sales Notice is terminated or suspended prior to the sale of the Shares covered by a Sales Notice, the date of such suspension or termination); and will not directly or indirectly in any other “at-the-market” or continuous equity transaction offer to sell, sell, contract to sell, grant any option to sell or otherwise dispose of any shares of Common Stock (other than the Shares) or securities convertible into or exchangeable for Common Stock, warrants or any rights to purchase or acquire, Common Stock; provided, however, that the Company may (i) issue Common Stock or options to Common Stock, or issue Common Stock upon exercise of options, pursuant to any stock option, stock bonus, stock ownership, dividend reinvestment plan or other stock plan or arrangement, benefits plan or other employee or director plan of the Company whether now in effect or hereafter implemented; (ii) issue securities upon exercise or conversion of any of the Company’s outstanding securities or rights outstanding on the date hereof; (iii) file a registration statement on Form S-8 relating to employee or director stock or benefit plans and (iv) the issue of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock in connection with strategic transactions involving the Company and other entities, including without limitation, joint venture, licensing, collaboration, manufacturing, development, marketing, co-promotion or distribution arrangements. Notwithstanding the foregoing, if (i) during the last 17 days of the Lock-up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs or (ii) prior to the expiration of the Lock-up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-up Period, then in each case the Lock-up Period will be extended until the expiration of the 18-day period beginning on the date of the issuance of the earnings release or the occurrence of the material news or material event, as applicable, unless the Agent waives, in writing, such extension (which waiver may be withheld at the sole discretion of the Agent), except that such extension will not apply if, (i) within three business days prior to the 15th calendar day before the last day of the Lock-up Period, the Company delivers a certificate, signed by the Chief Financial Officer or Chief Executive Officer of the Company, certifying on behalf of the Company that (i) the Shares are “actively traded securities” (as defined in Regulation M), (ii) the Company meets the applicable requirements of paragraph (a)(1) of Rule 139 under the Securities Act in the manner contemplated by FINRA Conduct Rule 2711(f)(4), and (iii) the provisions of FINRA Conduct Rule 2711(f)(4) are not applicable to any research reports relating to the Company published or distributed by the Agent during the 15 days before or after the last day of the Lock-up Period (before giving effect to such extension). The Company will provide the Agent with prior notice of any such announcement that gives rise to an extension of the Lock-up Period.

(r) Investment Limitation. The Company shall not invest, or otherwise use the proceeds received by the Company from its sale of the Shares in such a manner as would require the Company or any of its subsidiaries to register as an investment company under the Investment Company Act.

(s) No Stabilization or Manipulation; Compliance with Regulation M. The Company will not take, directly or indirectly, any action designed to or that might be reasonably expected to cause or result in stabilization or manipulation of the price of the Common Stock or any other reference security, whether to facilitate the sale or resale of the Shares or otherwise, and the Company will, and shall cause each of its affiliates to, comply with all applicable provisions of Regulation M. If the limitations of Rule 102 of Regulation M (“Rule 102”) do not apply with respect to the Shares or any other reference security pursuant to any exception set forth in Section (d) of Rule 102, then promptly upon notice from the Agent (or, if later, at the time stated in the notice), the Company will, and shall cause each of its affiliates to, comply with Rule 102 as though such exception were not available but the other provisions of Rule 102 (as interpreted by the Commission) did apply.

(t) Officers’ Certificate. On the date the Company first files the Prospectus Supplement relating to the offer and sale of the Shares pursuant to this Agreement (the “Commencement Date”), and on (i) each date that the Registration Statement or the Prospectus is amended or supplemented (other than (1) in connection with the filing of a prospectus supplement that contains solely the information required by the last sentence of Section 6(h), (2) in connection with the filing of any report or other document under Section 13, 14 or 15(d) of the Exchange Act or (3) by a prospectus supplement relating solely to the offering of Shelf Securities other than the Shares); (ii) each date the Company files an annual report on Form 10-K under the Exchange Act; (iii) each date that the Company files its quarterly reports on Form 10-Q under the Exchange Act; or (iv) if the Agent shall reasonably request, promptly after the Company files a Current Report on Form 8-K, (such Commencement Date and each such date referred to in (i) and (ii) above, a “Representation Date”), to furnish or cause to be furnished to the Agent forthwith a certificate dated and delivered as of such date, in form reasonably satisfactory to the Agent, to the effect that the statements contained in the certificate referred to in Section 8(f) of this Agreement are true and correct as of such Representation Date, as though made at and as of such time modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such certificate.

(u) Opinions of Company Counsel. On each Representation Date, the Company shall cause to be furnished to the Agent, dated as of such date, in form and substance satisfactory to the Agent, the written opinion and negative assurance statement of (i) Fulbright & Jaworski L.L.P., U.S. counsel for the Company, (ii) Baker & McKenzie, Dutch counsel for the Company and (iii) Richard E. Chandler, Jr., Chief Legal Officer, Executive Vice-President and General Counsel of the Company, modified as necessary to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of delivery of such opinions.

(v) Opinion of Counsel for the Agent. On the initial Representation Date, and on such other dates as may be reasonably requested by Agent, Proskauer Rose LLP, counsel to the Agent, shall furnish to the Agent a written opinion and negative assurance statement, dated as of such date in form and substance reasonably satisfactory to the Agent.

With respect to Sections 5(u) and this Section 5(v), in lieu of delivering such an opinion for dates subsequent to the Commencement Date such counsel may furnish the Agent with a letter (a “Reliance Letter”) to the effect that the Agent may rely on a prior opinion delivered under Section 5(u) or this Section 5(v), as the case may be, to the same extent as if it were dated the date of such letter (except that statements in such prior opinion shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented as of such subsequent date).

(w) Accountants’ Comfort Letter. On the Commencement Date and within five business days after (i) the Company files an annual report on Form 10-K or quarterly report on Form 10-Q or (ii) on such other dates as may be reasonably requested by the Agent (which request pursuant to this clause (ii) shall not be made more than once per calendar quarter), Ernst & Young LLP, independent public accountants of the Company, shall deliver to the Agent the comfort letter(s) as described in Section 8(a).

(x) Due Diligence. The Company shall comply, and instruct the Company’s counsel, advisors and independent public accountants to comply, with the Due Diligence Protocol attached hereto on Schedule II and any other due diligence review or call reasonably requested by the Agent; provided that neither the Company nor the Company’s advisors, counsel or independent public accountants shall be required to so comply to the extent that such compliance could reasonably be expected to violate any confidentiality agreement or impair or waive any legal privilege of the Company (provided that the only remedy the Agent shall have with respect to the failure by the Company to comply with the provisions of this Section 5(x), other than as set forth in Section 11 hereof, shall be to cease making sales of Shares pursuant to this Agreement).

(y) Preemptive Rights. The Company shall keep available at all times, free of preemptive rights, Shares for the purpose of enabling the Company to satisfy its obligations hereunder.

(z) Agent’s Trading in the Common Stock. The Company consents to the Agent trading in the Common Stock for the Agent’s own account and for the account of its clients at the same time as sales of the Shares occur pursuant to this Agreement.

(aa) Affirmation of Representations and Warranties. The Company agrees that each acceptance by the Company of an order confirmation in accordance with Section 2(a) hereunder shall be deemed to be an affirmation to the Agent that the representations and warranties of the Company contained in or made pursuant to this Agreement are true and correct as of the date of such acceptance as though made at and as of such date, and an undertaking that such representations and warranties will be true and correct as of the Time of Sale and the Settlement Date for the Shares relating to such acceptance as though made at and as of each of such dates, except as disclosed in writing by the Company at such time and that such representations and warranties shall be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented relating to such Shares.

(bb) Board Approval of Sales of Shares. Prior to instructing the Agent pursuant to Section 2 hereof to make sales on any given day (or as otherwise agreed between the Company and the Agent), the Company’s supervisory board of directors (the “Board”) or an authorized subcommittee of the Board, or such other person or persons authorized by the Board or any such subcommittee with respect to any given day (i) shall have approved the minimum price and maximum number of Shares to be sold on such day or for such sales period and (ii) shall have provided to the Company a written authorizing resolution with respect to such Sales Notice. The Sales Notice provided to the Agent by the Company, pursuant to Section 2, on such day shall reflect the terms of such authorizing resolution.

Section 6. Payment of Expenses. The Company agrees to pay all costs, fees and expenses incurred in connection with the performance of its obligations hereunder and in connection with the transactions contemplated hereby, including without limitation (i) all expenses incident to the issuance and delivery of the Shares (including all printing and engraving costs), (ii) all fees and expenses of the registrar and transfer agent of the Shares, (iii) all necessary issue, transfer and other stamp taxes in connection with the issuance and sale of the Shares, (iv) all fees and expenses of the Company’s counsel, independent public or certified public accountants and other advisors, (v) all costs and expenses incurred in connection with the preparation, printing, filing, shipping and distribution of the Registration Statement (including financial statements, exhibits, schedules, consents and certificates of experts), the Time of Sale Prospectus, the Prospectus, any free writing prospectus prepared by or on behalf of, used by, or referred to by the Company, and all amendments and supplements thereto, including the filing fees payable to the Commission relating to the Shares (within the time required by Rule 456(b)(1), if applicable), and this Agreement, (vi) all filing fees, attorneys’ fees and expenses incurred by the Company in connection with qualifying or registering (or obtaining exemptions from the qualification or registration of) all or any part of the Shares for offer and sale under the state securities or blue sky laws or the provincial securities laws of Canada, if such qualification or registration is required to sell the Shares, (vii) the costs and expenses of the Company relating to investor presentations undertaken in connection with the marketing of the offering of the Shares, (viii) the fees and expenses associated with including the Shares on the NYSE, and

(ix) all other fees, costs and expenses of the nature referred to in Part II of the Registration Statement. Except as expressly provided in this Section 6, Section 11, Section 12 and Section 13 hereof, the Agent shall pay its own expenses, including fees of any counsel or advisors.

Section 7. [Reserved].

Section 8. Conditions of the Obligations of the Agent. The obligations of the Agent (including with respect to any Settlement Date) are subject to the following conditions:

(a) Accountants’ Comfort Letter. On each date specified in Section 5(w), the Agent shall have received from Ernst & Young LLP, independent public or certified public accountants for the Company (A) a letter dated as of such date addressed to the Agent, in form and substance satisfactory to the Agent, confirming that they are independent public or certified public accountants as required by the Securities Act and the Exchange Act and in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X, (B) containing, as of such date, the statements and information of the type ordinarily included in accountant’s “comfort letters” to underwriters, delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin), with respect to the audited and unaudited financial statements and certain financial information contained in the Registration Statement, the Time of Sale Prospectus, the Prospectus and each free writing prospectus, if any (the first such letter, the “Initial Comfort Letter”) and (C) updating the Initial Comfort Letter with any information that would have been included in the Initial Comfort Letter had it been given on such date and modified as necessary to relate to the Registration Statement, the Time of Sale Prospectus, the Prospectus and each free writing prospectus, if any, as amended and supplemented to the date of such letter.

(b) Compliance with Registration Requirements; No Stop Order; No Objection from FINRA. For the period from and after effectiveness of this Agreement and prior to each Representation Date:

(i) the Company shall have filed the Prospectus with the Commission (including the information previously omitted from the Registration Statement pursuant to Rule 430B under the Securities Act) in the manner and within the time period required by Rule 424(b) under the Securities Act;

(ii) no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment to the Registration Statement, shall be in effect and no proceedings for such purpose shall have been instituted or threatened by the Commission; and

(iii) FINRA shall have raised no objection to the fairness and reasonableness of the sales agency terms and arrangements.

(c) No Material Adverse Change. Since the later of (i) the date of this Agreement and (ii) the immediately preceding Representation Date, in the judgment of the Agent there shall not have occurred any Material Adverse Change.

(d) Opinions of Counsel for the Company. On each Representation Date, and on such other dates as may be reasonably requested by Agent, the Agent shall have received the opinion and negative assurance statement of (i) Fulbright & Jaworski L.L.P., U.S. counsel for the Company, dated as of such date, the form of which is attached as Exhibit B and to such further effect as counsel for the Agent shall reasonably request, (ii) Baker & McKenzie, Dutch counsel for the Company, dated as of such date, the form of which is attached as Exhibit C and to such further effect as counsel for the Agent shall reasonably request, and (iii) Richard E. Chandler, Jr., Chief Legal Officer, Executive Vice-President and General Counsel of the Company, dated as of such date, the form of which is attached as Exhibit D and to such further effect as counsel for the Agent shall reasonably request.

(e) Opinion of Counsel for the Agent. On the initial Representation Date, and on such other dates as may be reasonably requested by Agent, the Agent shall have received the opinion of Proskauer Rose LLP, counsel for the Agent, in form and substance satisfactory to the Agent, dated as of such date.

(f) Officers’ Certificate. On each date specified in Section 5(t), the Agent shall have received a written certificate executed by the Chief Executive Officer of the Company and the Chief Financial Officer of the Company, dated as of such date, to the effect set forth in subsections (b)(ii) and (c)(2) of this Section 8, and further to the effect that:

(i) for the period from and including the date of this Agreement through and including such date, there has not occurred any Material Adverse Change;

(ii) the representations, warranties and covenants of the Company set forth in Section 1 of this Agreement are true and correct with the same force and effect as though expressly made on and as of such date;

(iii) the Company has complied with all of its agreements hereunder and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such date;

(iv) as of such date and as of each Time of Sale, if any, subsequent to the immediately preceding Representation Date, the Registration Statement did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and

(v) as of such date and as of each Time of Sale, if any, subsequent to the immediately preceding Representation Date, the Time of Sale Prospectus and the Prospectus did not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that no such certificate shall apply to any statements or omission made in reliance upon and in conformity with information furnished in writing to the Company by the Agent specifically for use in the Time of Sale Prospectus and the Prospectus.

(g) SEC Filings. All filings with the Commission required by Rule 424 under the Securities Act to have been filed by each Time of Sale or related Settlement Date shall have been made within the applicable time period prescribed for such filing by Rule 424 (without reliance on Rule 424(b)(8)).

(h) Listing. The Shares shall have been approved for listing on the NYSE, subject only to a notice of issuance at or prior to the applicable Settlement Date.

(i) Regulation M. The common stock of the Company shall be an “actively-traded security” excepted from the requirements of Rule 101 of Regulation M by subsection (c)(1) of such rule.

(j) No Suspension of Trading In or Delisting of Common Stock; Other Events. As of any Representation Date or Settlement Date, the trading of the Common Stock (including without limitation the Shares) shall not have been suspended by the Commission, the NYSE or the FINRA since the immediately preceding Settlement Date or, if there has been no Settlement Date, the date hereof, and the Common Shares (including without limitation the Shares) shall have been approved for listing or quotation on and shall not have been delisted from the NYSE. There shall not have occurred (and be continuing in the case of occurrences under clauses (i) and (ii) below) any of the following: (i) if trading generally on the NYSE Amex, the NYSE, the Pacific Stock Exchange or The Nasdaq Stock Market has been suspended or materially limited, or minimum and maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, FINRA or any other governmental authority, or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States; (ii) a general moratorium on commercial banking activities in New York declared by either federal or New York state authorities; or (iii) any material adverse change in the financial markets in the United States or in the international financial markets, any outbreak or escalation of hostilities or other calamity or crisis involving the United States or the declaration by the United States of a national emergency or war or any change or development involving a prospective change in national or international political, financial or economic conditions, if the effect of any such event specified in this clause (iii) in the sole judgment of the Agent makes it impracticable or inadvisable to proceed with the sale of Shares of the Company.

(k) Form 8-K. The Company shall have prepared and filed with the Commission a Current Report on Form 8-K including as an exhibit thereto this Agreement.

(l) Additional Documents. On or before each Representation Date, the Agent and counsel for the Agent shall have received such information, documents and opinions as they may reasonably request (except for any such information, documents or opinions that are subject to confidentiality agreements or to a legal privilege to the extent that such compliance could reasonably be expected to violate an confidentiality agreement or legal privilege, for the purposes of enabling them to pass upon the issuance and sale of the Shares as contemplated herein, or in order to evidence the accuracy of any of the representations and warranties, or the satisfaction of any of the conditions or agreements, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the Shares as contemplated herein and in connection with the other transactions contemplated by this Agreement shall be satisfactory in form and substance to the Agent and counsel for the Agent.

If any condition specified in this Section 8 is not satisfied when and as required to be satisfied, this Agreement may be terminated by the Agent by notice to the Company at any time on or prior to a Time of Sale, which termination shall be without liability on the part of any party to any other party, except that Section 1, Section 3, Section 4, Section 6, Section 11 and Section 12 shall at all times be effective and shall survive such termination.

Section 9. [Reserved].

Section 10. Effectiveness of this Agreement. This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto.

Section 11. Indemnification.

(a) Indemnification of the Agent. The Company agrees to indemnify and hold harmless the Agent, its directors, officers, employees and agents, and each person, if any, who controls the Agent within the meaning of the Securities Act or the Exchange Act against any loss, claim, damage, liability or expense, as incurred, to which the Agent or such officer, employee or controlling person may become subject, under the Securities Act, the Exchange Act, other federal or state statutory law or regulation, or the laws or regulations of foreign jurisdictions where Shares have been offered or sold or at common law or otherwise (including in settlement of any litigation), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon (A) (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any amendment thereto, including any information deemed to be a part thereof pursuant to Rule 430A under the Securities Act, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading; or (ii) any untrue statement or alleged untrue statement of a material fact contained in the Time of Sale Prospectus, any free writing prospectus that the Company has used, referred to or filed, or is required to file, pursuant to Rule 433(d) of the Securities Act or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; or (iii) any breach of the representations, warranties or covenants of the Company contained herein; or (B) the violation of any laws or regulations of foreign jurisdictions where Shares have been offered or sold; and to reimburse the Agent and each such director, officer, employee or agent and controlling person for any and all expenses (including the fees and disbursements of counsel chosen by the Agent) as such expenses are reasonably incurred by the Agent or such officer, employee or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the foregoing indemnity agreement shall not apply to any loss, claim, damage, liability or expense to the extent, but only to the extent, arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with written information furnished to the Company by the Agent expressly for use in the Registration Statement, the Time of Sale Prospectus, any such free writing prospectus or the Prospectus (or any amendment or supplement thereto), it being understood and agreed that the only such information furnished by the Agent to the Company consists of the information described in subsection (b) below. The indemnity agreement set forth in this Section 11(a) shall be in addition to any liabilities that the Company may otherwise have.

(b) Indemnification of the Company, its Directors and Officers. The Agent agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any loss, claim, damage, liability or expense, as incurred, to which the Company, or any such director, officer or controlling person may become subject, under the Securities Act, the Exchange Act, or other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Agent), insofar as such loss, claim, damage, liability or expense (or actions in respect thereof as contemplated below) arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Time of Sale Prospectus, any free writing prospectus that the Company has used, referred to or filed, or is required to file, pursuant to Rule 433(d) of the Securities Act or the Prospectus (or such amendment or supplement thereto), or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Time of Sale Prospectus, such free writing prospectus that the Company has used, referred to or filed, or is required to file, pursuant to Rule 433(d) of the Securities Act, the Prospectus (or such amendment or supplement thereto), in reliance upon and in conformity with written information furnished to the Company by the Agent expressly for use therein; and to reimburse the Company, or any such director, officer or controlling person for any legal and other expense (including the fees and disbursements of counsel chosen by the Company reasonably acceptable to the Agent) reasonably incurred by the Company, or any such director, officer or controlling person in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. The Company hereby acknowledges that the only information that the Agent has furnished to the Company expressly for use in the Registration Statement, the Time of Sale Prospectus, any free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) of the Securities Act or the Prospectus (or any amendment or supplement thereto) are the statements set forth in (i) the fourth paragraph on the front cover page of the Prospectus Supplement dated July 21, 2011 concerning the terms of the offering of the Shares and (ii) the statements concerning the Agent contained in the first, second and third paragraphs under the heading “Plan of Distribution” of the Prospectus Supplement. The indemnity agreement set forth in this Section 11(b) shall be in addition to any liabilities that the Agent may otherwise have.

(c) Notifications and Other Indemnification Procedures. Promptly after receipt by an indemnified party under this Section 11 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party under this Section 11, notify the indemnifying party in writing of the commencement thereof, but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party for contribution or otherwise under the indemnity agreement contained in this Section 11 or to the extent it is not prejudiced as a proximate result of such failure. In case any such action is brought against any indemnified party and such indemnified party seeks or intends to seek indemnity from an indemnifying party, the indemnifying party will be entitled to participate in, and, to the extent that it shall elect, jointly with all other indemnifying parties similarly notified, by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided, however, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that a conflict may arise between the positions of the indemnifying party and the indemnified party in conducting the defense of any such action or that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel to assume such legal defenses and to otherwise participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of such indemnifying party’s election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 11 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the fees and expenses of more than one separate counsel (together with local counsel), representing the indemnified parties who are parties to such action), which counsel (together with any local counsel) for the indemnified parties shall be selected by the Agent (in the case of counsel for the indemnified parties referred to in Section 11(a) above) or by the Company (in the case of counsel for the indemnified parties referred to in Section 11(b) above) (ii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or (iii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying party and shall be paid as they are incurred.

(d) Settlements. The indemnifying party under this Section 11 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by Section 11(c) hereof, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is a party and indemnity was sought hereunder by such indemnified party, unless (A) there is no finding or admission of any violation of legal requirements or any violation of the rights of any person or entity by the indemnified party and (B) the sole relief provided is monetary damages that are paid in full by the indemnifying party.

Section 12. Contribution. If the indemnification provided for in Section 11 is applicable to but otherwise for any reason held to be unavailable to and required or otherwise insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party, as incurred, as a result of any losses, claims, damages, liabilities or expenses referred to therein (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Agent, on the other hand, from the offering of the Shares pursuant to this Agreement or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand, and the Agent, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Agent, on the other hand, in connection with the offering of the Shares pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Shares pursuant to this Agreement (before deducting expenses) received by the Company, and the total fees received by the Agent, in each case as set forth on the front cover page of the Prospectus Supplement, bear to the aggregate initial public offering price of the Shares as set forth on such cover. The relative fault of the Company, on the one hand, and the Agent, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Agent, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in Section 11(c), any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section 11(c) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section 12; provided, however, that no additional notice shall be required with respect to any action for which notice has been given under Section 11(c) for purposes of indemnification.

The Company and the Agent agree that it would not be just and equitable if contribution pursuant to this Section 12 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 12.

Notwithstanding the provisions of this Section 12, the Agent shall not be required to contribute any amount in excess of the total fees received by the Agent in connection with the sale of the Shares. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act)

shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 12, each officer and employee of the Agent and each person, if any, who controls the Agent within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Agent, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company with the meaning of the Securities Act and the Exchange Act shall have the same rights to contribution as the Company.

Section 13. Termination of this Agreement. (a) The Company shall have the right, by giving written notice as hereinafter specified, to terminate this Agreement in its sole discretion at any time. Any such termination shall be without liability of any party to any other party and shall terminate each party’s obligations hereunder, except that (i) with respect to any pending sale through the Agent for the Company, the obligations of the Company, including, but not limited to, its obligations under Section 4 above, shall remain in full force and effect notwithstanding such termination; and (ii) the provisions of Section 1 (with respect to sales of Shares made prior to the date of termination), Section 3 (with respect to fees payable to Agent for sales of Shares made prior to the date of termination), Section 4 (with respect to sales of Shares made prior to the date of termination), Section 6, Section 11 and Section 12 of this Agreement shall remain in full force and effect notwithstanding such termination.

(b) The Agent shall have the right, by giving written notice as hereinafter specified, to terminate this Agreement in its sole discretion at any time. Any such termination shall be without liability of any party to any other party except that (i) with respect to any pending sale through the Agent for the Company, the obligations of the Company, including, but not limited to, its obligations under Section 4 above, shall remain in full force and effect notwithstanding such termination; and (ii) the provisions of Section 1, Section 3, Section 4, Section 6, Section 9, Section 11 and Section 12 of this Agreement shall remain in full force and effect notwithstanding such termination.

(c) This Agreement shall remain in full force and effect until and unless terminated pursuant to Section 13(a) or (b) above or otherwise by mutual agreement of the parties, and shall automatically terminate upon the earlier of (i) July 28, 2012 and (ii) such time as all Shares contemplated to be sold in connection herewith have been sold; provided, that any such termination by mutual agreement or automatically pursuant to this clause (c) shall in all cases be deemed to provide that Section 1, Section 3, Section 4, Section 6, Section 11 and Section 12 of this Agreement shall remain in full force and effect.

(d) Any termination of this Agreement shall be effective on the date specified in such notice of termination or upon the consummation of the final sale of Shares; provided, that such termination shall not be effective until the close of business on the date of receipt of such notice by the Agent or the Company, as the case may be, in the case of any termination pursuant to Section 13(a) or (b). If such termination shall occur prior to the Settlement Date for any sale of Shares, such sale shall settle in accordance with the provisions of Section 4.

Section 14. No Advisory or Fiduciary Relationship. The Company acknowledges and agrees that (a) the sale of the Shares pursuant to this Agreement, including the determination of the public offering price of the Shares and any related fees, is an arm’s-length commercial transaction between the Company, on the one hand, and the Agent, on the other hand, (b) in connection with the offering contemplated hereby and the process leading to such transaction the Agent is and has been acting solely as a principal and is not the agent or fiduciary of the Company, or its stockholders, creditors, employees or any other party, (c) the Agent has not assumed or will assume an advisory or fiduciary responsibility in favor of the Company with respect to the offering contemplated hereby or the process leading thereto (irrespective of whether the Agent has advised or is currently advising the Company on other matters) and the Agent has no obligation to the Company with respect to the offering contemplated hereby except the obligations expressly set forth in this Agreement, (d) the Agent and its affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company, and (e) the Agent has not provided any legal, accounting, regulatory or tax advice with respect to the offering contemplated hereby and the Company has consulted its own legal, accounting, regulatory and tax advisors to the extent it deemed appropriate.

Section 15. Representations and Indemnities to Survive Delivery. The respective indemnities, agreements, representations, warranties and other statements of the Company, of its officers and of the Agent set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Agent or the Company or any of its or their partners, officers or directors or any controlling person, as the case may be, and, anything herein to the contrary notwithstanding, will survive delivery of and payment for the Shares sold hereunder and any termination of this Agreement.

Section 16. Notices. All communications hereunder shall be in writing and shall be mailed, hand delivered or telecopied and confirmed to the parties hereto as follows:

If to the Agent:

Credit Agricole (USA) Inc.

1301 Avenue of the Americas

New York, New York 10019

Facsimile: 212-459-3170

Attention: Peter Ruel

with a copy (which shall not constitute notice) to:

Proskauer Rose LLP

1585 Broadway

New York, New York 10019-8299

Facsimile: (212) 696-2900

Attention: Stuart Bressman, Esq.

If to the Company:

Chicago Bridge & Iron Company N.V.

One CB&I Plaza

2103 Research Forest Drive

The Woodlands, Texas 77380-2624

Facsimile: (832) 513-1094

Attention: General Counsel

with a copy (which shall not constitute notice) to:

Fulbright & Jaworski L.L.P.

Fulbright Tower

1301 McKinney, Suite 5100

Houston, Texas 77010-3095

Facsimile: (713) 651-5246

Attention: David Peterman, Esq.

Any party hereto may change the address for receipt of communications by giving written notice to the others.

Section 17. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and to the benefit of the employees, officers and directors and controlling persons referred to in Section 11 and Section 12, and in each case their respective successors, and personal representatives, and no other person will have any right or obligation hereunder.

Section 18. Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

Section 19. Governing Law Provisions. This Agreement shall be governed by and construed in accordance with the internal laws of the State of New York applicable to agreements made and to be performed entirely in such state. Any legal suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the Borough of Manhattan in the City of New York or the courts of the State of New York in each case located in the Borough of Manhattan in the City of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for proceedings instituted in regard to the enforcement of a judgment of any such court (a “Related Judgment”), as to which such jurisdiction is non-exclusive) of such courts in any such suit, action or proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any suit, action or other proceeding brought in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any suit, action or other proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such suit, action or other proceeding brought in any such court has been brought in an inconvenient forum. Each party not located in the United States irrevocably appoints CT Corporation System, which currently maintains a New York City office at 111 Eighth Avenue, 13th Floor, New York, NY 10011, United States of America, as its agent to receive service of process or other legal summons for purposes of any such suit, action or proceeding that may be instituted in any state or federal court in the Borough of Manhattan in the City of New York.

With respect to any Related Proceeding, each party irrevocably waives, to the fullest extent permitted by applicable law, all immunity (whether on the basis of sovereignty or otherwise) from jurisdiction, service of process, attachment (both before and after judgment) and execution to which it might otherwise be entitled in the Specified Courts, and with respect to any Related Judgment, each party waives any such immunity in the Specified Courts or any other court of competent jurisdiction, and will not raise or claim or cause to be pleaded any such immunity at or in respect of any such Related Proceeding or Related Judgment, including, without limitation, any immunity pursuant to the United States Foreign Sovereign Immunities Act of 1976, as amended.

Section 20. General Provisions. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. This Agreement may be executed in two or more counterparts, each one of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. This Agreement may not be amended or modified unless in writing by all of the parties hereto, and no condition herein (express or implied) may be waived unless waived in writing by each party whom the condition is meant to benefit. The Table of Contents and the Section headings herein are for the convenience of the parties only and shall not affect the construction or interpretation of this Agreement.

Each of the parties hereto acknowledges that it is a sophisticated business person who was adequately represented by counsel during negotiations regarding the provisions hereof, including, without limitation, the indemnification provisions of Section 11 and the contribution provisions of Section 12, and is fully informed regarding said provisions. Each of the parties hereto further acknowledges that the provisions of Section 11 and Section 12 hereto fairly allocate the risks in light of the ability of the parties to investigate the Company, its affairs and its business in order to assure that adequate disclosure has been made in the Registration Statement, the Time of Sale Prospectus, each free writing prospectus and the Prospectus (and any amendments and supplements thereto), as required by the Securities Act and the Exchange Act.

If the foregoing is in accordance with your understanding of our agreement, kindly sign and return to the Company the enclosed copies hereof, whereupon this instrument, along with all counterparts hereof, shall become a binding agreement in accordance with its terms.

Very truly yours, CHICAGO BRIDGE & IRON COMPANY N.V.

By:	/s/ Ronald A. Ballschmiede
Name:	Ronald A. Ballschmiede
Title:	Managing Director

The foregoing Sales Agency Agreement is hereby confirmed and accepted by the Agent in New York, New York as of the date first above written.

CREDIT AGRICOLE SECURITIES (USA) INC.

By:	/s/ George H. Howard, III
Name: George H. Howard, III
Title: Deputy CEO

By:	/s/ Northon Melo
Name: Northon Melo
Title: Director

SCHEDULE I

Schedule of Free Writing Prospectuses

included in the Time of Sale Prospectus

None

Schedule I-1

SCHEDULE II

Due Diligence Protocol

Set forth below are guidelines for use by the Company and the Agent in connection with the Agent’s continuous due diligence efforts in connection with the sale and distribution of the Shares pursuant to the Agreement. For the avoidance of doubt, the Agent and the Company expect that no sales under the Agreement will be requested or made at any time the Company is, or could be deemed to be, in possession of material non-public information with respect to the Company.

1.

On or immediately prior to each Representation Date, in addition to the documents provided pursuant to Sections 5(t), (u), (v) and (w) of the Agreement, the Agent expects to conduct a due diligence call with the appropriate business, financial and legal representatives of the Company.

2.

On the date of or promptly after the filing of the Company’s quarterly reports on Form 10-Q, the Agent expects to conduct a due diligence call with the appropriate business, financial, accounting and legal representatives of the Company and that the Company shall provide the certificate referred to in Section 8(f) of the Agreement.

3.

In the event that the Company requests the Agent to sell on any one Trading Day an amount of Shares that would be equal to or greater than 25% of the average daily trading volume (calculated based on the most recent three completed Trading Days) of the Common Shares, the Agent expects to conduct a due diligence call with the appropriate business, financial, accounting and legal representatives of the Company and that the Company may be asked provide the certificate referred to in Section 8(f) of the Agreement.

4.

The Company shall provide all information that the Agent may reasonably request from time to time in connection with its due diligence review; provided that neither the Company nor its advisors, counsel or independent accountants shall be required to so comply to the extent that such compliance would violate any confidentiality agreement or impair or waive any legal privilege of the Company.

The foregoing is an expression of current intent only, and shall not in any manner limit the Agent’s rights under the Agreement, including the Agent’s right to require such additional due diligence procedures as the Agent may reasonably request pursuant to the Agreement.

Schedule II-1

SCHEDULE III

Dividend Restrictions

CBI Constructors Pty. Ltd.

CBI Constructors S.A. (Pty.) Limited

Schedule III-1

EXHIBIT A

Form of Transaction Confirmation

[Agent Letterhead]

            , 20

Chicago Bridge & Iron Company N.V.

One CB&I Plaza

2103 Research Forest Drive

The Woodlands, Tx 77380

Attention: VP and Treasurer

VIA ELECTRONIC MAIL

Dear             :

This confirmation sets forth the terms of the agreement of Credit Agricole Securities (USA) Inc. (the “Agent”) with Chicago Bridge & Iron Company N.V. (the “Company”) relating to the sale of up to 7,551,317 shares of the Company’s common stock, par value Euro 0.01 per share, pursuant to the Amended and Restated Sales Agency Agreement between the Company and the Agent, dated July 21, 2011 (the “Sales Agency Agreement”). Unless otherwise defined below, capitalized terms defined in the Sales Agency Agreement shall have the same meanings when used herein.

By countersigning or otherwise indicating in writing the Company’s acceptance of this confirmation (an “Acceptance”), the Company shall have agreed with the Agent to use commercial reasonable efforts to engage in the following transaction:

[Number of Shares to be sold][Aggregate Gross Price of Shares to be sold]:

Minimum price at which Shares may be sold:

Date(s) on which Shares may be sold:

Compensation to Agent (if different than the Agreement):

Manner in which Shares are to be sold: (if other than the NYSE)

The transaction set forth in this confirmation will not be binding on the Company or the Agent unless and until the Company delivers its Acceptance; provided, however, that neither the Company nor the Agent will be bound by the terms of this confirmation unless the Company delivers its Acceptance by             am/pm (New York time) on [the date hereof/            , 20    ].

The transaction, if it becomes binding on the parties, shall be subject to all of the representations, warranties, covenants and other terms and conditions of the Sales Agency Agreement, except to the extent amended or modified hereby, all of which are expressly incorporated herein by reference. Each of the representations and warranties set forth in the Sales Agency Agreement shall be deemed to have been made at and as of the date of the Company’s Acceptance, and at every Time of Sale and any Settlement Date.

A-1

If the foregoing conforms to your understanding of our agreement, please so indicate your Acceptance by signing below.

Very truly yours, CREDIT AGRICOLE SECURITIES (USA) INC.

By:
Name:
Title:

By:
Name:
Title:

ACCEPTED AND AGREED as of the date first above written: CHICAGO BRIDGE & IRON COMPANY N.V.

By:
Name:
Title:

[Note: The Company’s Acceptance may also be evidenced by a separate written acceptance referencing this confirmation and delivered in accordance with the

Sales Agency Agreement]

A-2

EXHIBIT B

Opinion of U.S. Counsel for the Company to be delivered pursuant to Section 8(d)

1. The Sales Agreement has been duly executed and delivered by the Company.

2. At the time of filing the Registration Statement, the Company was a “well-known seasoned issuer” as defined in Rule 405 under the Securities Act. The Registration Statement is an “automatic shelf registration statement,” as defined in Rule 405, that became effective on July 29, 2009. To our knowledge, the Company has not received from the Commission any notice pursuant to Rule 401(g)(2) under the Securities Act objecting to the Company’s use of the automatic shelf registration form. To our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act and no proceedings for such purpose have been instituted or are pending or are contemplated or threatened by the Commission.

3. Any required filing of the Prospectus and any supplement thereto pursuant to Rule 424(b) under the Securities Act has been made in the manner and within the time period required by such Rule 424(b).

4. The execution and delivery of the Sales Agreement by the Company, the performance by the Company of its obligations thereunder (other than performance by the Company of its obligations under the indemnification provisions of the Sales Agreement, as to which we express no opinion) and the issuance and sale of the offered securities (a) will not result in any violation of any federal, Texas or New York law or, to our knowledge, any federal administrative regulation or any decree or order of any court or governmental agency identified to us by the Company as material to it and listed on Schedule I hereto, or (b) will not require any consents, approvals or authorizations to be obtained by the Company, or any registrations, declarations or filings to be made by the Company, in each case, under any federal, Texas or New York statute, rule or regulation applicable to the Company that have not been obtained or made.

5. The Company is not an “investment company” within the meaning of Investment Company Act.

6. Since January 1, 2009, each annual, periodic or current report filed by the Company pursuant to the Exchange Act (other than the financial statements and supporting schedules included therein, as to which no opinion need be rendered) and incorporated or deemed to be incorporated by reference in the Prospectus complied when so filed as to form in all material respects with the Exchange Act.

7. The Registration Statement and the Prospectus filed by the Company pursuant to the Securities Act (other than documents incorporated by reference) complied when so filed as to form in all material respects with the Securities Act.

Although we have not undertaken, except as otherwise indicated in our opinion, to determine independently, and do not assume any responsibility for, the accuracy or completeness of the statements in the Registration Statement and the Prospectus, we have reviewed and are familiar with the Registration Statement and the Prospectus and have participated in conferences with officers and other representatives of the Company, at which the contents of the Registration Statement and the Prospectus and related matters were discussed, and no facts have come to our attention that lead us to believe that:

(A) the Registration Statement (other than the financial statements and the notes thereto and the schedules and other financial data included therein, as to which we express no opinion), as of the effective date contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or

(B) the Prospectus (other than the financial statements and the notes thereto and the schedules and other financial data included therein, as to which we express no opinion), as of the date hereof, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

B-1

EXHIBIT C

Opinion of Dutch Counsel for the Company to be delivered pursuant to Section 8(d)

A. The Company has been duly incorporated and is validly existing as a limited liability company (naamloze vennootschap) under the laws of The Netherlands.

B. The Company has the corporate power and corporate authority to (i) own, lease and operate its properties, and to conduct the business of a holding company, in each case as specifically described in the Base Prospectus and the Supplemental Prospectus, (ii) to enter into the Agreement and (iii) to perform its contractual obligations under the Agreement.

C. The authorized, issued and outstanding capital stock of the Company (including the Shares) conforms in all material respects to the statements relating thereto set forth in the Base Prospectus and the Supplemental Prospectus.

D. No shareholder of the Company has, in respect of the issuance of the Shares, any pre-emptive right to subscribe for or purchase any of the Shares under the Company Articles or any provision of Netherlands law applicable to companies generally.

E. The Shares have been duly authorized for issuance and sale and, when issued and delivered by the Company pursuant to the Agreement against payment of the consideration set forth therein, the Shares will be validly issued, fully paid and non-assessable.

F. Each of (i) the execution and delivery by the Company of the Agreement and the performance by the Company of its contractual obligations thereunder and (ii) the issuance and sale by the Company of the Shares, have been duly authorized by all necessary corporate action on the part of the Company. The Agreement has been duly executed and delivered by the Company.

G. Neither (i) the execution and delivery by the Company of the Agreement and the performance by the Company of its contractual obligations thereunder nor (ii) the issuance and sale by the Company of the Shares, will result in the violation of any provision of (x) the Company Articles, (y) any published law, rule or regulation of The Netherlands, or (z) any decree or order of any court or governmental agency of The Netherlands known to us.

H. Except for the fulfilment of information requirements pursuant to the Wet financiële betrekkingen buitenland and the rules and regulations promulgated pursuant thereto in respect of a payment or receipt of a payment (the failure to comply with which will not impair the enforceability of the Agreement), neither (i) the execution and delivery by the Company of the Agreement and the performance by the Company of its contractual obligations thereunder nor (ii) the issuance and sale by the Company of the Shares, will require any consents, approvals or authorizations of any national governmental or regulatory authority of The Netherlands to be obtained, or any declarations or filings to be made by the Company with any national governmental or regulatory authority of The Netherlands, in each case under any statute, rule or regulation of The Netherlands.

C-1

EXHIBIT D

Opinion of Chief Legal Officer the Company to be delivered pursuant to Section 8(d)

1. Each of the subsidiaries of the Company listed on Schedule A, attached hereto, (the “Specified Subsidiaries”) is a corporation, partnership or limited liability company, as applicable, duly incorporated or organized, as applicable, and is validly existing and in good standing under the laws of the state of its incorporation or organization, as applicable.

2. All of the issued and outstanding capital stock or other equity or ownership interests of each Specified Subsidiary have been duly authorized and validly issued, is fully paid and non-assessable and all of the outstanding shares of capital stock or other equity or ownership interests of such subsidiaries were owned of record on that date by the Company, directly or through subsidiaries.

3. To my knowledge, there are no legal or governmental actions, suits or proceedings pending or threatened which are required to be disclosed in the Registration Statement, other than those disclosed therein.

4. To my knowledge without independent investigation, the execution and delivery of the Sales Agreement by the Company, the performance by the Company of its obligations thereunder (other than performance by the Company of its obligations under the indemnification section of the Sales Agreement, as to which I express no opinion) and the issuance and sale of the offered securities will not constitute a breach of, or Default under, or result in the creation or imposition of any lien, charge or encumbrance upon any material property or assets of the Company or any of the Specified Subsidiaries pursuant to the terms of any material agreement filed as an exhibit to the Company’s Form 10-K for the period ended December 31, 2010 or otherwise incorporated by reference into the Registration Statement.

5. To my knowledge without independent investigation, neither the Company nor any of the Specified Subsidiaries is in violation of its charter, bylaws, operating agreement or similar organizational document, as applicable, except for such violation or default as would not, individually or in the aggregate, result in a Material Adverse Change.

D-1